CERTIFICATION UNDER SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Colonial Trust Company (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian
B. Currie,  Controller/Treasurer of the Company,  certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Ian B. Currie

Ian B. Currie
Controller/Treasurer
November 19, 2002

     This certification is made solely for the purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.